UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2009

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Change in Transfer Agent

On May 26, 2009, DST Systems, Inc. began serving as registrar and transfer agent for KBS Real Estate Investment Trust, Inc., (the “Company”). Effective immediately, stockholder requests should be delivered or mailed to:

Regular Mail	Overnight Address

KBS Real Estate Investment Trust, Inc. c/o DST Systems, Inc. PO Box 219015 Kansas City, MO 64121-9015	KBS Real Estate Investment Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street Kansas City, MO 64105

Telephone:

(866) 584-1381

To ensure that any account changes or updates are made promptly and accurately, all changes and updates should be directed to the transfer agent, including any change to a stockholder’s address, ownership type, distribution mailing address, or dividend reinvestment plan election, as well as stockholder redemption requests under the Company’s share redemption program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: May 27, 2009	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chairman of the Board, Chief Executive Officer and Director